UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 2008

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

            Oregon                     0-27938                   93-1193156
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   Entry into a Material Definitive Agreement.

The matter disclosed in Item 5.02 below represents an amendment to a material definitive agreement responsive to Item 1.01(a).

ITEM 5.02   COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Columbia Bancorp's Chief Executive Officer and President, Roger L. Christensen, has requested that Columbia's Board of Directors reduce his monthly salary on a temporary basis by $5,000 and the Board has approved this request to take effect August 1, 2008 and ending December 31, 2008. This action was taken by Mr. Christensen in support of the Board of Directors recent decision to forgo board director fees through the remainder of 2008 in an effort to reduce overhead expenses.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 21, 2008              /s/ Greg B. Spear
                                   -----------------
                                   Greg B. Spear, Vice Chair and Chief Financial
                                   Officer - Columbia Bancorp